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                                                                    EXHIBIT 10.4

                      FORM OF USE AND OCCUPANCY AGREEMENT
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     This Agreement is dated as of __________, 2000, between Arthur D. Little,
Inc., a Massachusetts corporation ("Parent"), and c-quential Inc., a Delaware corporation ("Sub").

     WHEREAS, Parent, Sub and certain Affiliates of Parent and Sub have entered into a Reorganization Agreement dated as of ___________, 2000 (the "Reorganization Agreement") pursuant to which Parent, together with the other members of the Parent Group, is assigning and transferring to Sub and the other members of the Sub Group certain assets associated with the Sub Business in exchange for the assumption by Sub and the other members of the Sub Group of certain liabilities and obligations associated with such Sub Business and the issuance by Sub to Arthur D. Little International, Inc., a Delaware corporation and the parent of Sub of shares of capital stock of Sub on such terms and conditions as are contained therein;

     WHEREAS, Parent and certain members of the Parent Group currently lease the Leased Premises; and

     WHEREAS, the Reorganization Agreement provides that Parent and Sub shall enter into an agreement relating to the continued use and occupancy of a portion of the Leased Premises by Sub for a transition period following the Effective Date, and this Agreement is entered into in order to fulfill that provision.

     NOW, THEREFORE, in consideration of the foregoing and the other agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS.
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     Section 1.1  Defined Terms.  For purposes of this Agreement, the following
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terms shall have the following meanings:

     "Ancillary Agreements" shall have the meaning given to such term in the Reorganization Agreement.

     "Common Areas" shall have the meaning set forth in Section 2.1 hereof.

     "Effective Date" shall have the meaning given to such term in the Reorganization Agreement.

     "Group" shall have the meaning given to such term in the Reorganization Agreement.

     "Leased Premises" shall mean the premises leased by Parent and the other members of the Parent Group as set forth in Schedule A attached hereto.
                                            ----------

     "License Fee" shall have the meaning set forth in Section 3 hereof.
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     "Master Lease" shall mean, with respect to any Leased Premise, the lease agreement between Parent or the applicable member of the Parent Group and the landlord thereunder.

     "Parent" shall mean Arthur D. Little, Inc., a Massachusetts corporation.

     "Parent Group" shall have the meaning given to such term in the Reorganization Agreement.

     "Reorganization Agreement" shall have the meaning set forth in the recitals.

     "Related Services" shall have the meaning set forth in Section 2.3 hereof.

     "Space" shall have the meaning set forth in Section 2.1 hereof.

     "Space License" shall have the meaning set forth in Section 2.1 hereof.

     "Sub" shall mean c-quential, Inc., a Delaware corporation.

     "Sub Business" shall have the meaning given to such term in the Reorganization Agreement.

     "Sub Group" shall have the meaning given to such term in the Reorganization Agreement.

     "Term" shall have the meaning set forth in Section 6.1 hereof.

     Section 1.2 Capitalized Terms. All other capitalized terms used herein and not defined shall have the meanings given to them in the Reorganization Agreement.

SECTION 2.  LICENSES.
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     Section 2.1  License of Space.  Parent hereby grants, and agrees to cause
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the applicable members of the Parent Group to grant, Sub and the applicable members of the Sub Group a license (the "Space License") to use and occupy the office space at the Leased Premises as indicated on Schedule B attached hereto
                                                    ----------
(collectively, the "Space"), including the right to utilize all rest rooms, cafeteria and fitness center facilities, outdoor facilities generally available to employees of Parent and/or the applicable member of the Parent Group, sidewalks, driveways, parking lots and any other common areas available to Parent or another member of the Parent Group under the applicable Master Lease (as the same is available, the "Common Areas"), subject in all cases to the provisions of this Agreement. In order to effect the Space License granted hereunder, each of Sub and Parent agrees to cause the applicable member of its Group to execute and deliver herewith an executed counterpart of Schedule B
                                                                 ----------
hereto. Sub hereby acknowledges and agrees that the Space is being licensed "as is," and that neither Parent nor any Parent Group member makes any warranty, covenant or representation that the Space shall be other than in its present condition. The parties expressly acknowledge that this Agreement does not constitute a demise by Parent or a Parent Group member of any real

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property interest in the Leased Premises (including, without limitation, the
Space) and, consequently, neither Sub nor any Sub Group member shall be entitled to any rights or remedies to which a subtenant may be entitled at law or in equity, unless such party shall have been expressly afforded such rights and remedies pursuant to the provisions of this Agreement. This Agreement is subject and subordinate to the Master Leases and, consequently, if any Master Lease expires or terminates for any reason whatsoever, the Space License with respect to the Leased Premises thereunder shall expire.

     Section 2.2  Related Services.  During the term of this Agreement, Parent
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will provide, or cause to be provided, the following services (the "Related
Services") related to Sub's use and occupancy of the Space:

             (a) all utilities consumed on or in connection with the use and occupancy of the Space, including but not limited to water, sewer, gas, electricity, heat, ventilation and air conditioning;

             (b) maintenance services for the applicable building (e.g., janitorial/custodial, repairs, elevators, plants) and for the grounds on the Leased Premises (e.g., landscaping, snow removal, paving) with respect to the Space (including all rest rooms located in the building and all parking lots and walkways, sidewalks, and driveways providing for access to and from the Space);

             (c) receipt and distribution of Sub's incoming and outgoing mail and other shipments and deliveries; and

             (d)  reception and security services.

Parent will provide, or cause a member of the Parent Group to provide, each of the Related Services with respect to the Space and Sub's operations conducted thereat to the extent required to accommodate Sub's reasonable needs, and in the same manner of quality, quantity and timeliness as such services are provided to the rest of the building and the Leased Premises and the operations conducted therein, but in no event in a materially lesser manner than such services were provided prior to the date hereof.

     Section 2.3  Consents.  Parent and Sub shall cooperate and use reasonable
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efforts to obtain, and cause the members of their respective Group to obtain, any required consents of Landlords or other Persons with respect to the Space License granted hereunder. All fees and expenses incurred by the parties (including the reasonable fees and expenses of counsel to the parties) in connection with obtaining third party consents shall be paid by Sub.

SECTION 3. LICENSE FEE.  Sub agrees to pay to Parent a monthly license fee (the
           -----------
"License Fee") for the use and occupancy of the Space, including the Common
Areas and the provision of the Related Services, in the aggregate amount as set forth on any Schedule B attached hereto, in each case payable on the first
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business day of each calendar month during the term of this Agreement. Sub shall pay the License Fee with respect to a particular Leased Premise until the termination of the License for such Leased Premise. The parties

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acknowledge and agree that the License Fee with respect to the Space shall be based on the applicable rent for such Leased Premises and Sub's proportionate use and occupancy of Space at such Leased Premises, and shall be computed in accordance with the parties' past practices in respect of similar facilities fees relating to the Leased Premises prior to the Effective Date. With respect to any period of use or occupancy of the Space, which is less than a full calendar month, the License Fee with respect to such period shall be appropriately pro-rated.

SECTION 4. LIMITATION OF LIABILITY INDEMNIFICATION.
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     IN NO EVENT SHALL ANY MEMBER OF THE PARENT GROUP OR SUB GROUP BE LIABLE TO
ANY OTHER MEMBER OF THE PARENT GROUP OR SUB GROUP FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Notwithstanding the foregoing, each of Parent and Sub shall indemnify and hold harmless the other against any claims, liability, loss, damage or expense (including reasonable attorneys' fees and disbursements) incurred or sustained by such other party arising out of any personal injury or property damage caused by the fault of the invitees, agents, servants or employees of such party in connection with their activities under or related to this Agreement.

SECTION 5. TERM OF AGREEMENT.
           -----------------

     Section 5.1  Term.  This Agreement shall become effective on the Effective
                  ----
Date and shall remain in effect until the latest date of expiration of any Space License granted hereunder, unless earlier terminated in accordance with Section
5.2 below. The term of any Space License with respect to a particular Leased Premise shall be identical to the term of the Master Lease for such Leased Premise, including any extensions or renewal of such Master Lease pursuant to any specific extension or renewal provision contained in such Master Lease as of the date of this Agreement, unless earlier terminated in accordance with Section
5.2 below.

     Section 5.2  Termination.  This Agreement may be terminated, either in
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whole or with respect to specific portions of the Licenses granted hereunder, by the non-defaulting party, upon the occurrence and continuance of a default by either party hereunder, including the defaulting party's failure to keep, observe or perform any covenant, agreement, term or provision of this Agreement, for a period of thirty (30) days after written notice thereof has been given to the defaulting party. In the event of any termination of this Agreement or of any portion of the Licenses granted hereunder, neither party shall have any further obligation to the other party hereunder or for that portion of the Licenses (other than for any License Fees or other monies owed in respect of such License). Notwithstanding any termination of this Agreement, the provisions of Sections 4 and 7 shall remain in effect indefinitely or until such time as the obligations of both parties hereunder shall have been fully discharged.

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SECTION 6.  ADDITIONAL COVENANTS.
            --------------------

     Section 6.1  No Alterations; Surrender.  Sub may not make any physical
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alterations to the Space (including, without limitation, structural alterations, construction or removal of interior walls, painting or other decoration) without the prior written consent of Parent, which consent shall not be unreasonably withheld or delayed and the consent of the landlord under the applicable Master Lease, if required. Sub shall surrender the Space upon termination of this Agreement (or the applicable Space License in the same condition as it now exists, except for normal wear and tear, damage caused by fire or other casualty, and other alterations made with Parent's approval (or the approval of the landlord under the applicable Master Lease, if required).

     Section 6.2  Access to Space.  Parent, its agents and representatives shall
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have the right to enter the Space without prior notice to inspect the same, to exercise such rights as Parent may have under any Master Lease or this Agreement with respect to such Space, to permit the landlord, its agents or representatives to access such space to the extent permitted under the Master Lease, or for any other purpose which Parent may reasonably determine to be necessary or desirable; provided, however, that Parent shall not unreasonably
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interfere with Sub's use and enjoyment of the Space.  Sub shall not be entitled to any abatement of any portion of the License Fee by reason of the exercise of any such right of entry.

     Section 6.3  Fire, Casualty and Eminent Domain.  In the event of a fire,
                  ---------------------------------
casualty or taking that affects the Space to the extent that Sub is unable to operate its business therein without unreasonable interference or additional expense, but that does not result in termination of the Lease, Sub may elect to terminate this Agreement by giving written notice to Parent within fifteen (15) days of said event.

     Section 6.4  Performance of Master Lease; Property.  Sub agrees, and shall
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cause each of the members of the Sub Group, to use its best efforts to observe and perform the tenant's obligations contained in the applicable Master Lease during the period of occupancy thereunder.

SECTION 7.  MISCELLANEOUS.
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     Section 7.1  Access to Information; Confidentiality.  The provisions of the
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Reorganization Agreement relating to the access to information and confidentiality shall apply with respect to any information obtained or learned by either party from the other party in connection with the parties' performance of their respective obligations hereunder. This Section shall survive the termination of this Agreement.

     Section 7.2  Dispute Resolution. All disputes, controversies or claims
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between Parent and Sub arising out of or relating to this Agreement, including without limitation the breach, interpretation or validity of any term or condition hereof, shall be resolved in accordance with the provisions of the Reorganization Agreement relating to dispute resolution.

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     Section 7.3  Amendment and Waiver. No amendment of any provision of this
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Agreement shall in any event be effective, unless the same shall be in writing and signed by the parties hereto. Any failure of any party to comply with any obligation, agreement or condition hereunder may only be waived in writing by the other party but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure by any party to take any action against any breach of this Agreement or default by the other party shall constitute a waiver of such party's right to enforce any provisions hereof or to take any such action.

     Section 7.4  Notices.  Any notice to any party hereto given pursuant to
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this Agreement shall be in writing and shall be given by the means, and to the addresses, set forth in the "Notices" section of the Reorganization Agreement.

     Section 7.5  Successors and Assigns.  This Agreement may not be assigned by
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either party without the prior written consent of the other party, and any attempt to assign any rights or obligations hereunder without such consent shall be void provided, however, either party may assign or transfer this Agreement is
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a whole to any Person who succeeds to the business, assets or capital stock such party. This Agreement shall inure to the benefit of, and be binding upon and enforceable against the respective successors and assigns of the parties hereto.

     Section 7.6  Entire Agreement; Parties in Interest.  This Agreement, the
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Schedules hereto, the Reorganization Agreement and any applicable provision of the Ancillary Agreements comprise the entire agreement between the parties hereto as to the subject matter hereof and supersedes all prior agreements and understandings between them relating thereto and is not intended to confer upon any person other than the parties hereto (including their successors and permitted assigns) any rights or remedies hereunder.

     Section 7.7  Severability.  If any term or provision of this Agreement or
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the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

     Section 7.8  Captions. Captions and headings are supplied herein for
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convenience only and shall not be deemed a part of this Agreement for any purpose.

     Section 7.9  Governing Law.  This Agreement shall be governed by and
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construed in accordance with the internal substantive laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of laws thereof.

     Section 7.10 Counterparts.  This Agreement may be executed in several
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counterparts, and all counterparts so executed shall constitute one agreement, binding upon the parties hereto, notwithstanding that the parties are not signatory to the same counterpart.

                         [Signature page follows next]

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     IN WITNESS WHEREOF, Parent and Sub have caused this Agreement to be duly executed by their authorized representatives as an agreement under seal as of the date first written above.

                                        PARENT:

                                        ARTHUR D. LITTLE, INC.,
                                        a Massachusetts corporation

                                        By:_________________________________

                                           Name:
                                           Title:

                                        SUB:

                                        C-QUENTIAL, INC., a Delaware
                                        corporation

                                        By:_________________________________

                                           Name:
                                           Title:

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                                  SCHEDULE A

                                LEASED PREMISES

                                 [By Location]

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                                  SCHEDULE B

                                 [By Location]

MASTER LEASE LOCATION:

SPACE:

LICENSE FEE:    $

TERM:

Each of the undersigned hereby acknowledges and agrees to be bound by the terms and conditions of the Use and Occupancy Agreement to which this Schedule is attached.

MEMBER OF PARENT GROUP              MEMBER OF SUB GROUP

[                         ]         [                           ]

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